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EQUITY/GLOBAL
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Scudder Greater
Europe Growth Fund
Fund #077

Semiannual Report
April 30, 2000

The fund seeks to provide long-term growth of capital.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      21   Financial Statements

                      24   Financial Highlights

                      25   Notes to Financial Statements

                      29   Officers and Directors

                      30   Investment Products and Services

                      32   Scudder Solutions


                     2 | Scudder Greater Europe Growth Fund

Scudder Greater Europe Growth Fund

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ticker symbol SCGEX                                              fund number 077
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Date of             o    European stocks provided strong performance over the
Inception:               full period, despite a slump in global equities during
10/10/94                 March and April.

Total Net           o    The fund, which has a track record of strong,
Assets as of             consistent performance, has received a five-star
4/30/00:                 overall Morningstar(TM) rating^1 as of April 30, 2000.
$1.5 billion
                    o    Although the region's markets are experiencing high
                         levels of volatility, management is positive on the long-term outlook for European equities.



^1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of April 30, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Past performance is no guarantee of future results. Scudder Greater Europe Growth Fund received 5 stars for the 3- and 5-year periods. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder Greater Europe Growth Fund was rated among 1138 and 687 international funds for the 3- and 5-year periods, respectively, in its broad asset class. Not all Scudder Funds receive 4 and 5 star ratings. Ratings are subject to change.


                     3 | Scudder Greater Europe Growth Fund

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

During the past six months, the global market environment has been characterized by unusually high levels of volatility. Sparked by the large fluctuations of technology stocks in the United States, daily moves of 2-3% in the international indices have become increasingly commonplace. Amid the clamor that surrounds extreme market fluctuations, it can be easy to lose track of what should really matter for long-term investors: fundamentals. In Europe, we are seeing the emergence of several long-term trends that we believe should provide a positive backdrop to the region's markets for years to come. For example, merger and acquisition activity is increasing, governments intervention in the free markets is declining, and there has been an explosion of innovation at the individual company level. In addition, economic growth is expected to remain strong despite rising interest rates. We remain optimistic that investors will be rewarded by the fruits of these changes, providing that they can stay focused on the region's positive long-term trends during periods when stock prices are falling.

The Scudder Greater Europe Growth Fund, whose management team focuses on stocks that they believe will capitalize on these positive fundamental changes, has been well-positioned for the recent market environment. In addition to having been awarded a 5-star overall rating from Morningstar,(TM) the fund is ranked in the top 30% of European region funds for the one-year period, and in


                     4 | Scudder Greater Europe Growth Fund
the top 10% for the three- and five-year periods, according to Lipper Analytical Services.1 For more information on how the fund's management team has taken advantage of the changes unfolding in Europe, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder Greater Europe Growth Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you will find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Nicholas Bratt
Nicholas Bratt

President,
Scudder Greater Europe Growth Fund



^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the periods ended April 30, 2000 Scudder Greater Europe Growth Fund's Lipper ranking was 40 out of 151 funds for the one-year period, 7 out of 75 funds for the three-year period, and 3 out of 38 for the five-year period. Past performance is no guarantee of future results.

                     5 | Scudder Greater Europe Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                          Yearly periods ended April 30

           Scudder Greater                   Morgan Stanley Capital
          Europe Growth Fund            International (MSCI) Europe Index*

 '94**         10000                                   10000
 '95           11679                                   11321
 '96           14611                                   13298
 '97           18186                                   16754
 '98           22674                                   20618
 '99           26383                                   23201
 '00           32731                                   25130


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 4/30/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Greater Europe Growth Fund
--------------------------------------------------------------------------------
1 year                        $ 13,125               31.25%              31.25%
--------------------------------------------------------------------------------
5 year                        $ 31,093              210.93%              25.47%
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Life of Fund**                $ 32,731              227.31%              23.80%
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Index*
--------------------------------------------------------------------------------
1 year                        $ 10,999                9.99%               9.99%
--------------------------------------------------------------------------------
5 year                        $ 23,711              137.11%              18.83%
--------------------------------------------------------------------------------
Life of Fund**                $ 25,130              151.30%              18.23%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on October 10, 1994. Index comparisons begin
   October 31, 1994.

                     6 | Scudder Greater Europe Growth Fund

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                          Yearly periods ended April 30


           Scudder Greater                          Morgan Stanley Capital
          Europe Growth Fund                 International (MSCI) Europe Index*

1995**          5.27                                         5.97
1996           25.16                                        15.95
1997           21.47                                        20.96
1998           54.25                                        45.49
1999            1.02                                         5.65
2000           31.25                                         9.99


                             1995**  1996   1997   1998  1999   2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                    5.27  25.16  21.47  54.25  1.02  31.25
--------------------------------------------------------------------------------
Index Total
Return (%)                    5.97  15.95  20.96  45.49  5.65   9.99
--------------------------------------------------------------------------------
Net Asset
Value ($)                    12.61  15.50  18.63  26.37 26.59  34.72
--------------------------------------------------------------------------------
Income
Dividends ($)                  .02    .22    .06    .54   .06    .08
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)               --    .14    .14   1.30    --    .10
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on October 10, 1994. Index comparisons begin October 31, 1994.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.


                     7 | Scudder Greater Europe Growth Fund

Portfolio Summary
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                                                                  April 30, 2000

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Geographical
--------------------------------------------------------------------------------
(Excludes 9% Cash Equivalents)                                         declined.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

France                      23%                          The fund's positions in
United Kingdom              21%                               France and Germany
Germany                     18%                             increased, while its
Netherlands                  9%                            weighting in the U.K.
Italy                        8%                                        declined.
Finland                      7%
Spain                        6%
Switzerland                  4%
Sweden                       2%
Other                        2%
----------------------------------------------------------
                           100%
----------------------------------------------------------



--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 9% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Financial                   17%                                  Holdings in the
Manufacturing               16%                                  communications,
Communications              14%                            technology, and media
Technology                   9%                                   sectors helped
Service Industries           8%                                 performance over
Media                        7%                                 the full period.
Energy                       7%
Durables                     5%
Consumer Discretionary       4%
Other                       13%
----------------------------------------------------------
                           100%
----------------------------------------------------------


                     8 | Scudder Greater Europe Growth Fund

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(23% of Portfolio)

 1. Nokia Oyj                                                  The fund's top holdings
    International telecommunications company in Finland           reflect management's
                                                                   emphasis on growing
 2. Marschollek, Lautenschlaeger und Partner AG                     companies that are
    Independent life insurance company in Germany                  undergoing positive
                                                                   fundamental change.
 3. Total FINA ELF S.A.
    Explorer, developer, producer, transporter and marketer
    of oil and natural gas in France

 4. Vodafone AirTouch PLC
    Provider of mobile telecommunication services in the United Kingdom

 5. Siemens AG
    Electrical engineering and electronics company in Germany

 6. Telefonica SA
    Provider of telecommunication services in Spain

 7. Telefonektiebolaget LM Ericsson AB
    Manufacturer of telecommunication equipment in Sweden

 8. Epcos AG
    Producer of electronic components and integrated circuits in Germany

 9. Royal Dutch Petroleum Co.
    Petroleum company in the Netherlands

10. Koniklijke Philips Electronics N.V.
    Diversifed manufacturer in the Netherlands

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                     9 | Scudder Greater Europe Growth Fund

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2000

Dear Shareholders,

The European stock markets have generally provided strong performance over the past six months, with the best returns coming in the period from November through February. Although volatility increased significantly in March and April, the fund was nevertheless able to outperform its unmanaged benchmark by a wide margin. During the six months ended April 30, 2000, the fund produced a total return of 24.06%, compared to a return of 8.31% for the MSCI Europe Index. The fund has also performed well against its peers, finishing in the top third of European region funds over the one-year period, and in the top 10% of comparable funds over the three- and five-year periods, according to Lipper Analytical Services. We attribute the fund's outperformance during the most recent period to strong performance from its holdings in telecommunications, media, and technology stocks.

Economic Backdrop Continues
To Improve

We are encouraged by the positive developments taking place in the economies of the Eurozone. Business and consumer confidence levels are higher than they have been in many years, and export growth is responding to the stimulus of a competitive currency and favorable economic conditions worldwide. Unemployment, a perennial problem in Europe, is declining thanks to robust economic growth, increasing flexibility in the European labor markets, and the growth of new industries and services. We expect European growth to exceed 3% in 2000, up from 2.2% in 1999, but inflation is not likely to be a problem due to deregulation, restructuring, and the continued availability of excess capacity. Monetary policy will likely become tighter in the months ahead, but we do not expect that rise in rates to derail the growth train for the foreseeable future.


                     10 | Scudder Greater Europe Growth Fund

Ongoing Change on the Corporate Level
Bodes Well for the Region

The shaky performance of the European stock markets during the final six weeks of the period obscured the wealth of positive changes that continue to take place in the region. The European investment universe is being redefined and expanded, leading roles are now being played by the capital markets instead of governments and banks, and corporate objectives are changing from employment, size, profitability, and market share to global competitiveness and shareholder return. Europe is changing fundamentally. It is innovating as it develops a new political framework and new capital markets, and introduces a new common currency, the euro. All of this is good news for equity investors in Europe.

The evidence of these important changes is abundant. First, consider the rise of merger and acquisition (M&A) activity in Europe. In 1999, M&A activity in Europe rose 50% to 1.2 trillion dollars. Corporate deals in Europe, relative to the value of their stock markets, exceeded those in America. The most significant change, other than the overall size of these transactions, has been the element of hostility. Old taboos have been broken and governments have stepped aside to allow actions such as Vodafone's bid for Mannesman. This key event highlighted the prospects for consolidation and demonstrated that hostile cross-border takeovers are possible today in Europe. The transaction confirms that shareholders -- not unions or governments -- now have the decisive vote. This is a new phenomenon in Europe, and in our view, we are still only at the very beginning of the transformation of the corporate landscape.

A second important development is that European governments are finally beginning to make the reforms necessary to stimulate growth. In December, the Schroder government of Germany proposed the largest tax reform and tax reduction that Germany has ever had. Corporate tax rates in Germany would go from among the highest in

                     11 | Scudder Greater Europe Growth Fund

Europe to among the lowest if this legislation is passed, which we think is likely. This move will increase pressure on other European governments to be more competitive with respect to their tax policies. The German government also proposed the elimination of capital gains taxes on the sales of corporate cross shareholdings, a move which will facilitate industry consolidation and promote the more efficient allocation of capital since corporate assets will no longer be tied up in unrelated, low-yielding holdings.

A third key change is the extent to which innovation is changing the face of Europe. Although risk capital for small, innovative growth companies has not been plentiful in the past, this is no longer the case. We have seen a rise in the number of new companies coming to the equity markets since the early nineties, as well as a surge in growth sectors -- such as technology -- that had been absent from Europe before. There are now special segments for small- to medium-sized growth companies on all the major national stock exchanges in Europe. Thus far, the key player has been the Neuer Markt of the Frankfurt Stock Exchange. Since trading began on March 10, 1997, the number of companies listed there has risen from 2 to 245, and its market capitalization has risen from 3.2 billion euros to 195 billion euros, which already, in three short years, represents some 21% of the value of the blue chip German DAX Index.

In combination, these important changes create an enormously positive backdrop for European equities. Although external factors -- such as a downturn in the Nasdaq average in the United States -- can have a negative impact in the short term, we believe that these factors will contribute to an upward bias in stock prices over time.

Fund Strategy

As always, our strategy remains focused on identifying companies in Europe that we believe are poised for growth on the basis of effective positioning in new or growing markets, as well as companies that are restructuring or displaying an interest in the enhancement of shareholder

                     12 | Scudder Greater Europe Growth Fund
value. In recent months, we increased our exposure to German financials with purchases of Hypovereinsbank, Deutsche Bank, and Allianz. Given our expectation of an increasingly tight balance of supply and demand for oil, we increased our exposure to the energy sector through Royal Dutch Petroleum, BP Amoco, and Total FINA.

Near the end of March we initiated a position in Credit Suisse, which is well-positioned in private banking, investment banking, retail banking, and insurance in Switzerland. The company, which has gone through important restructuring, has a capable management team that is addressing the Internet challenge to its various businesses. The firm is focused on leveraging its sizeable insurance customer base via cost-efficient digital distribution, and is committed to efficient capital allocation and shareholder value. These additions brought our still-underweight position in financials up to 16.90% by the end of the period.

We also added to our utilities weighting with purchases in French-based multi utility Suez Lyonnaise des Eaux and National Power in the United Kingdom. Suez has world-leading positions in water supply, waste management, and independent power production, businesses that generate powerful cash flows. Growth prospects are bright with tightening environmental regulations prompting municipalities and industrial companies to outsource these activities. National Power, an attractively valued stock, is a power generation company that was privatized by the British government in 1991. The company is restructuring and de-merging its integrated U.K. energy business from its rapidly growing international power business, and management is taking steps to realize the value of these businesses for shareholders.

Funds for these purchases came largely from sales in media stocks, a sector in which our overweight stance has benefited fund performance. We took partial profits in L'espresso, Mediaset, Publicis and Class Editori and Taylor Nelson, and exited profitably from TF1, Flextech, and

                     13 | Scudder Greater Europe Growth Fund

WPP. We remain overweight in the sector, which constitutes 8.5% of the portfolio. Sector fundamentals are solid and many company managements are aggressively exploiting the current opportunities created by booming advertising demand, media convergence potential, and sector consolidation.

Summary

The European backdrop is positively backed by stronger economic growth, falling unemployment, increased investment and innovation, heightened attention to shareholder concerns, and progress on structural economic reforms. However, investors should be aware of the potential short-term risks of investing in European equities. Valuations are not as attractive as they have been, and considerable short-term volatility has made the investment landscape increasingly complicated. While we have seen important advances in structural reform recently, investors may be disappointed by future setbacks. Furthermore, the European markets are easily rattled by volatility in the United States. Given these potential roadblocks, we believe that shareholders should be prepared for continued volatility in the months ahead. However, we urge long-term investors to look past the day-to-day "noise" in the markets, and focus instead on the wealth of important long-term trends that are emerging in Europe.

Sincerely,

Your Portfolio Management Team

/s/Carol L. Franklin                                   /s/Joan R. Gregory
Carol L. Franklin                                         Joan R. Gregory

/s/Nicholas Bratt
Nicholas Bratt

                     14 | Scudder Greater Europe Growth Fund

Glossary of Investment Terms
--------------------------------------------------------------------------------

       Consolidation     The reduction in the number of companies in a
                         particular industry, brought about by merger and acquisition activity.

              Market The market value of a company's outstanding shares of Capitalization common stock, determined by multiplying the number of shares outstanding by the share price (shares x price
                         = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization. "Large-cap" stocks tend to be more liquid.

            Monetary     The decision of a central bank to control the level
              Policy     of economic activity by either supplying credit
                         through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

       Restructuring     The general term for major corporate changes aimed at
                         greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

           Weighting     Refers to the allocation of assets -- usually in
        (over/under)     terms of sectors, industries, or countries -- within
                         a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                     15 | Scudder Greater Europe Growth Fund

Investment Portfolio                            as of April 30, 2000 (Unaudited)

-----------------------------------------------------------------------------------
                                                            Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Repurchase Agreements 3.9%
------------------------------------------------------------------------------------
 Donaldson, Lufkin & Jenrette, 5.68%, to be repurchased at                ----------
    $60,028,400 on 5/1/2000*** (Cost $60,000,000) ........   60,000,000   60,000,000
                                                                          ----------

------------------------------------------------------------------------------------
Commercial Paper 4.5%
------------------------------------------------------------------------------------
 United States

 Deutsche Bank Financial, Inc., 6.1%**, 5/31/2000 ........   30,000,000   29,847,500
 GTE Funding Corp., 6.05%**, 5/31/2000 ...................   40,000,000   39,798,333

------------------------------------------------------------------------------------
Total Commercial Paper (Cost $69,645,833)                                 69,645,833
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Convertible Bonds 0.3%
------------------------------------------------------------------------------------
 Spain

 Amadeus Global Travel Distribution S.A.* (Operator of a                  ----------
    travel reservation system) (Cost $5,434,273) .........      453,841    5,587,655
                                                                          ----------


                                                           Shares
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Common Stocks 91.3%
------------------------------------------------------------------------------------
 Denmark 0.1%
 Infineon Technologies AG* (Manufacturer and marketer of
    semiconductors) .....................................       29,371    2,023,059
                                                                         ----------
 Finland 6.1%
 JOT Automation Group Oyj (Manufacturer of high
    technology production automation systems and
    equipment) ..........................................    1,316,200    9,514,725
 Nokia Oyj (International telecommunications company) ...      975,300   55,959,625

 Sonera Oyj (Provider of telecommunication services) ....      364,013   20,025,321

 Tietoenator Oyj (Information technology service company)      184,000    8,867,494
                                                                         ----------
                                                                         94,367,165
                                                                         ----------
 France 20.7%
 Accor S.A. (Operator of hotels, travel agencies and
    restaurants) ........................................      225,000    8,357,604
 Alcatel S.A. (Manufacturer of transportation,
    telecommunication and energy equipment) .............      107,500   24,926,188
 Altran Technologies S.A. (Provider of engineering and
    consulting services) ................................       76,873   15,713,660
 Aventis S.A. (Manufacture life science products) .......      330,200   18,165,178
 Banque Nationale de Paris (Bank) .......................      165,900   13,410,821

     The accompanying notes are an integral part of the financial statements.

                     16 | Scudder Greater Europe Growth Fund

--------------------------------------------------------------------------------------
                                                               Shares       Value ($)
--------------------------------------------------------------------------------------

 Bouygues S.A. (Conglomerate: public works, real estate
    and industrial development, engineering services,
    television and motion pictures) ......................        24,600    15,702,884
 Cap Gemini S.A.* (Provider of computer consulting
    services) ............................................        32,987     6,478,937
 Etablissements Economiques du Casino
    Guichard-Perrachon S.A. (Operator of supermarkets
    and convenience stores) ..............................       100,000     9,129,372
 Galeries Lafayette (Department store chain) .............       115,600    19,667,033
 Havas Advertising S.A. (Advertising firm) ...............        19,078     9,523,847
 Lagardere S.A. (Holding company with interests in
    publishing, defense, audiovisual production and
    services, telecommunications and media) ..............       166,300    11,265,637
 Publicis S.A. (International advertising company) .......        46,300    22,481,716
 STMicroelectronics N.V. (Manufacturer of semiconductor
    integrated circuits) .................................       135,757    25,910,863
 Schneider Electric S.A. (Manufacturer of electronic
    components and automated manufacturing systems) ......       318,500    20,852,069
 Societe Television Francaise 1 (Television broadcasting)         24,980    17,103,879
 Suez Lyonnaise des Eaux S.A. (Water and electric utility)       117,400    18,414,690
 Thomson Multimedia* (Manufacturer of consumer
    electronic products) .................................        10,072       989,115
 Total FINA ELF S.A. "B" (Explorer, developer, producer,
    transporter and marketer of oil and natural gas) .....       253,287    38,439,388
 Usinor S.A. (Producer of flat steel and stainless steel
    sheets) ..............................................       513,700     6,749,702
 Vivendi S.A. (Provider of industrial services) ..........       179,700    17,778,053
                                                                           -----------
                                                                           321,060,636
                                                                           -----------
 Germany 16.1%
 Allianz AG (Multi-line insurance company) ...............        60,232    23,194,655
 BASF AG (International chemical producer) ...............       390,400    16,879,810
 Bayer AG (Chemical producer) ............................       394,300    16,331,361
 Commerzbank AG (Provider of banking services) ...........       273,800    10,357,000
 Deutsche Bank AG (Provider of financial services) .......       188,700    12,680,126
 Deutsche Telekom AG (Telecommunication services) ........       172,600    11,064,636
 Dresdner Bank AG (Provider of banking services) .........        77,739     3,223,376
 Epcos AG* (Producer of electronic components and
    integrated circuits) .................................       215,309    30,443,865
 HypoVereinsbank (Bank) ..................................       249,100    15,425,102
 Marschollek, Lautenschlaeger und Partner AG (pfd.)
    (Independent life insurance company) .................        76,050    40,246,620
 SAP AG (Manufacturer of computer software) ..............        12,100     5,677,306
 SAP AG (pfd.) ...........................................        24,180    14,225,508
 Schering AG (Pharmaceutical and chemical producer) ......        51,800     7,324,321

     The accompanying notes are an integral part of the financial statements.

                    17 | Scudder Greater Europe Growth Fund

-------------------------------------------------------------------------------------------
                                                                     Shares       Value ($)
-------------------------------------------------------------------------------------------

 Siemens AG (Electrical engineering and electronics
    company) ..................................................       228,500    33,721,892
 Thyssen Krupp AG (Manufacturer of building and
    industrial steel materials) ...............................       424,500     8,877,951
                                                                                -----------
                                                                                249,673,529
                                                                                -----------
 Greece 0.9%
 Alpha Credit Bank A.E. (Commercial bank) .....................       139,950     7,718,611
 National Bank of Greece S.A. (Bank) ..........................       152,519     6,517,298
                                                                                -----------
                                                                                 14,235,909
                                                                                -----------
 Ireland 0.3%
 Irish Permanent plc (Retail financial services group) ........       576,156     4,767,478
                                                                                -----------
 Italy 7.5%
 Assicurazioni Generali (Multi-line insurance and
    financial services company) ...............................       362,800    10,325,684
 Banco Intesa SpA (Bank) ......................................     3,921,000    14,439,730
 Bipop-Carire SpA (Cooperative bank) ..........................       259,600    23,605,429
 ENI SpA (Explorer and distributor of petroleum products) .....     2,144,000    10,663,980
 Finmeccanica SpA* (Manufacturer of aircraft, air defense
    systems and traffic control equipment) ....................     5,954,500     9,366,959
 Gruppo Editoriale L'Espresso SpA (Publisher) .................     1,230,326    17,340,400
 Mediaset SpA* (Broadcasting and television networks) .........       439,000     7,125,412
 Seat Pagine Gialle SpA (Publisher of telecommunications
    directories) ..............................................     5,122,200    22,496,289
                                                                                -----------
                                                                                115,363,883
                                                                                -----------
 Luxembourg 0.2%
 Carrier 1 International S.A.* (Provider of voice, Internet and
    related telecommunications services) ......................        32,009     2,634,074
                                                                                -----------
 Netherlands 8.2%
 Akzo Nobel N.V. (Producer and marketer of health care
    products, coatings, chemicals and fibers) .................       428,400    17,541,173
 Equant N.V.* (Provider of international data network
    services) .................................................       111,200     8,609,871
 Getronics N.V. (Provider of computer installation and
    maintenance services) .....................................       181,200    10,808,595
 Koninklijke KPN N.V. (Provider of telecommunication
    services) .................................................        65,500     6,602,132
 Koninklijke Philips Electronics N.V. (Diversified
    manufacturer) .............................................       584,208    26,066,983
 Laurus N.V. (International food retailer) ....................       399,020     4,263,240
 Qiagen N.V.* (Biopharmaceutical company) .....................        24,100     3,497,513
 Royal Dutch Petroleum Co. (Petroleum company) ................       505,300    29,130,355

     The accompanying notes are an integral part of the financial statements.


                     18 | Scudder Greater Europe Growth Fund

--------------------------------------------------------------------------------------
                                                                Shares       Value ($)
--------------------------------------------------------------------------------------


 United Pan-Europe Communications N.V.* (Owner and
    operator of broadband communications networks) ......       348,019    12,667,641
 VNU N.V. (International publishing company) ............       144,900     7,753,933
                                                                          -----------
                                                                          126,941,436
                                                                          -----------
 Norway 0.6%
 Norsk Hydro AS (Conglomerate: producer of fertilizers,
    oil and gas, aluminum) ..............................       229,300     8,398,892
                                                                          -----------
 Spain 5.5%
 Acerinox SA (Manufactures and distributes flat stainless
    steel products) .....................................       231,800     9,168,745
 Cortefiel SA (Owner and operator of various retail
    clothing stores) ....................................       416,000     8,741,792
 Repsol SA (Manufacturer of crude oil and natural gas) ..       367,000     7,508,545
 Sogecable SA* (Provider of cable television) ...........       108,766     4,490,102
 Telefonica Publicidad e Informacion, SA (Publisher of
    telephone directories) ..............................       175,205     6,930,155
 Telefonica SA (Provider of telecommunication services) .     1,421,255    31,636,660
 Union Electrica Fenosa SA (Producer and distributor of
    electrical energy) ..................................       885,453    16,964,352
                                                                          -----------
                                                                           85,440,351
                                                                          -----------
 Sweden 2.0%
 Telefonektiebolaget LM Ericsson AB "B" (Manufacturer of
    telecommunications equipment) .......................       353,900    31,576,282
                                                                          -----------
 Switzerland 4.0%
 ABB, Ltd. (Bearer) (Manufacturer of equipment for power
    generation and distribution) ........................       118,098    13,259,814
 Credit Suisse Group (Registered) (Provider of universal
    banking and financial services) .....................        60,100    10,862,916
 Nestle SA (Registered) (Food manufacturer) .............        12,210    21,537,890
 Roche Holdings AG (PC)* (Develops and manufactures
    pharmaceutical and chemical products) ...............         1,620    16,929,442
                                                                          -----------
                                                                           62,590,062
                                                                          -----------
 United Kingdom 18.9%
 ARM Holdings plc* (Designer of RISC microprocessors
    and related technology) .............................       294,500     2,971,681
 Aegis Group plc (Independent media services group) .....     4,752,900    12,912,201
 BOC Group plc (Diversified chemical company) ...........     1,391,700    22,836,217
 BP Amoco plc (Integrated world oil company) ............     2,126,600    18,305,893
 Barclays plc (Commercial and investment banking,
    insurance and other financial services) .............       783,800    19,991,546

     The accompanying notes are an integral part of the financial statements.


                     19 | Scudder Greater Europe Growth Fund

------------------------------------------------------------------------------------
                                                             Shares       Value ($)
------------------------------------------------------------------------------------

 Billiton plc (Resource group that explores, produces
   and markets aluminum and other metal products) ......     2,125,900     7,887,589
 British Aerospace plc (Producer of military aircraft) .     2,272,007    13,931,899
 British Telecom plc (Provider of telecommunication
    services) ..........................................       931,300    16,626,123
 Cable and Wireless plc (International telecommunication
    services in the United Kingdom and Hong Kong) ......       350,500     5,800,278
 Capital Radio plc (Radio broadcasting) ................       214,849     4,919,590
 Compass Group plc (International catering group) ......       931,900    13,381,802
 Glaxo Wellcome plc (Pharmaceutical company) ...........       452,267    13,936,668
 Granada Group plc (Provider of television programs and
    broadcasting services) .............................     1,288,400    12,600,704
 J Sainsbury plc (Retail distributor of food through
    supermarkets) ......................................     1,278,700     6,649,929
 National Power plc (Electricity generation company) ...     3,319,600    15,060,654
 Prudential Corp. plc (Provider of a broad range of
    financial services) ................................     1,109,100    16,959,400
 Reuters Group plc (International news and information
    agency) ............................................       493,400     8,816,131
 Rio Tinto plc (Mining company) ........................       529,200     8,215,299
 Royal & Sun Alliance Insurance Group plc (Insurance
    company) ...........................................     2,005,408    11,207,501
 SmithKline Beecham plc (Manufacturer of ethical drugs
    and health care products) ..........................     1,190,532    16,263,997
 Vodafone AirTouch plc (Provider of mobile
    telecommunication services) ........................     7,966,910    36,361,416
 Zeneca Group plc (Manufacturer of pharmaceutical and
    agrochemical products and specialty chemicals) .....       169,700     7,094,499
                                                                         -----------
                                                                         292,731,017
                                                                         -----------
 United States 0.2%
 OpenTV Corp.* (Developer of interactive television
    software) ..........................................        28,699     2,349,731
                                                                         -----------

------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,111,647,818)                              1,414,153,504
------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $1,246,727,924) (a)          1,549,386,992
------------------------------------------------------------------------------------

*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

*** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $1,249,950,326. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $299,436,666. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $372,128,093 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $72,691,427.

     The accompanying notes are an integral part of the financial statements.

                     20 | Scudder Greater Europe Growth Fund

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $1,246,727,924)   $ 1,549,386,992
Cash ....................................................         5,360,777
Receivable for investments sold .........................         3,380,645
Dividends receivable ....................................         3,189,994
Interest receivable .....................................            28,400
Receivable for Fund shares sold .........................        20,312,272
Foreign taxes recoverable ...............................         1,267,084
Other assets ............................................             6,117
                                                            ---------------
Total assets ............................................     1,582,932,281

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased .......................        16,505,629
Payable for Fund shares redeemed ........................        16,956,299
Accrued management fee ..................................         1,239,516
Accrued reorganization costs ............................           331,858
Accrued Directors' fees and expenses ....................            49,341
Other accrued expenses and payables .....................         1,057,381
                                                            ---------------
Total liabilities .......................................        36,140,024
--------------------------------------------------------------------------------
Net assets, at value ....................................   $ 1,546,792,257

--------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) ..............   $    (2,090,866)
Net unrealized appreciation (depreciation) on:
  Investments ...........................................       302,659,068
  Foreign curency related transactions ..................          (188,828)
Accumulated net realized gain (loss) ....................       117,541,227
Paid-in capital .........................................     1,128,871,656
--------------------------------------------------------------------------------
Net assets, at value ....................................   $ 1,546,792,257
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
   ($1,546,792,257 / 44,550,732 shares of capital stock
   outstanding, $.01 par value, 100,000,000                 ---------------
   shares authorized)....................................   $         34.72
                                                            ---------------

     The accompanying notes are an integral part of the financial statements.

                     21 | Scudder Greater Europe Growth Fund

--------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $1,013,400) ........  $   6,268,073
Interest .......................................................      2,318,463
                                                                  -------------
Total income ...................................................      8,586,536
                                                                  -------------
Expenses:
Management fee .................................................      7,129,351
Services to shareholders .......................................      1,980,985
Custodian and accounting fees ..................................        701,235
Auditing .......................................................         41,053
Legal ..........................................................          1,191
Directors' fees and expenses ...................................         83,984
Reports to shareholders ........................................         67,444
Registration fees ..............................................        101,615
Reorganization .................................................        362,234
Other ..........................................................         21,460
                                                                  -------------
Total expenses, before expense reductions ......................     10,490,552
Expense reductions .............................................        (32,505)
                                                                  -------------
Total expenses, after expense reductions .......................     10,458,047
                                                                  -------------

--------------------------------------------------------------------------------
Net investment income (loss)                                         (1,871,511)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from:

Investments ....................................................    121,381,361
Foreign currency related transactions ..........................       (453,722)
                                                                  -------------
                                                                    120,927,639
                                                                  -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    126,748,478
Foreign currency related transactions ..........................       (220,378)
                                                                  -------------
                                                                    126,528,100

--------------------------------------------------------------------------------
Net gain (loss) on investment transactions .....................    247,455,739
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 245,584,228
--------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

                     22 | Scudder Greater Europe Growth Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        Six Months
                                                           Ended       Year Ended
                                                      April 30, 2000   October 31,
Increase (Decrease) in Net Assets                       (Unaudited)       1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .......................  $  (1,871,511) $    4,225,178
Net realized gain (loss) on investment transactions      120,927,639     60,708,531
Net unrealized appreciation (depreciation) on
   investment transactions during the period .......     126,528,100    106,957,885
                                                      ------------------------------
Net increase (decrease) in net assets resulting
   from operations..................................     245,584,228    171,891,594
                                                      ------------------------------
Distributions to shareholders from:
Net investment income ..............................     (3,041,501)    (2,849,719)
                                                      ------------------------------
Net realized gains .................................     (3,789,535)             --
                                                      ------------------------------
Fund share transactions:
Proceeds from shares sold ..........................   1,539,628,546  1,875,696,213
Reinvestment of distributions ......................       6,504,230      2,719,498
Cost of shares redeemed ............................  (1,273,460,979)(2,144,456,345)
                                                      ------------------------------
Net increase (decrease) in net assets from Fund
   share transactions...............................     272,671,797  (266,040,634)
                                                      ------------------------------
Increase (decrease) in net assets ..................     511,424,989   (96,998,759)
Net assets at beginning of period ..................   1,035,367,268  1,132,366,027
Net assets at end of period (including
   undistributed net investment income (loss) of      ------------------------------
   ($2,090,866) and $2,822,146, respectively).......  $1,546,792,257 $1,035,367,268
                                                      ------------------------------

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period ..........      36,803,269     46,726,102
                                                      ------------------------------
Shares sold                                               43,350,526     70,803,786
Shares issued to shareholders in reinvestment of
   distributions ...................................         186,154        102,622
Shares redeemed ....................................    (35,789,217)   (80,829,241)
                                                      ------------------------------
Net increase (decrease) in Fund shares .............       7,747,463    (9,922,833)
                                                      ------------------------------
Shares outstanding at end of period ................      44,550,732     36,803,269
                                                      ------------------------------

     The accompanying notes are an integral part of the financial statements.

                     23 | Scudder Greater Europe Growth Fund

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

----------------------------------------------------------------------------------
Years Ended October 31,       2000(a)    1999     1998     1997    1996      1995
----------------------------------------------------------------------------------
Net asset value, beginning
of period                    $28.13    $24.23   $21.17   $17.20  $13.99   $12.18
                             -----------------------------------------------------
----------------------------------------------------------------------------------
Income (loss) from investment
operations:
----------------------------------------------------------------------------------
  Net investment income
  (loss) (b)                  (.05)    .10(c)      .16      .03     .13      .13
----------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions      6.82      3.86     4.74     4.14    3.33     1.70
                             -----------------------------------------------------
----------------------------------------------------------------------------------
  Total from investment
  operations                   6.77      3.96     4.90     4.17    3.46     1.83
----------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------
  Net investment income       (.08)     (.06)    (.54)    (.06)   (.11)    (.02)
----------------------------------------------------------------------------------
  Net realized gains on
  investment transactions     (.10)        --   (1.30)    (.14)   (.14)       --
                             -----------------------------------------------------
----------------------------------------------------------------------------------
  Total distributions         (.18)     (.06)   (1.84)    (.20)   (.25)    (.02)
----------------------------------------------------------------------------------
Net asset value, end
of period                    $34.72    $28.13   $24.23   $21.17  $17.20   $13.99
                             -----------------------------------------------------
----------------------------------------------------------------------------------
Total Return (%)             24.06**    16.36    24.68   24.47(d)25.11(d) 15.06(d)
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period     1,547     1,035    1,132      196     120       41
($ millions)
----------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       1.46(e)*    1.46     1.48     1.72    1.97     2.74
----------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       1.46(e)*    1.46     1.48     1.66    1.50     1.50
----------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            (.13)(f)**   .37      .63      .16     .82     1.25
----------------------------------------------------------------------------------
Portfolio turnover rate (%)     64*        83       93       89      39       28
----------------------------------------------------------------------------------

(a)      For the six month period ended April 30, 2000 (Unaudited).

(b)      Based on monthly average shares outstanding during the period.

(c) Net investment income per share includes non-recurring dividend income amounting to $0.08 per share.

(d) Total returns would have been lower had certain expenses not been reduced.

(e) The ratio of operating expenses excluding costs incurred in connection with the reorganization was 1.43%.

(f) The ratio for the six months ended April 30, 2000 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned notably throughout the fiscal year.

*        Annualized

**       Not annualized

                     24 | Scudder Greater Europe Growth Fund

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                     25 | Scudder Greater Europe Growth Fund

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends

                     26 | Scudder Greater Europe Growth Fund
from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Original issue discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $646,738,583 and $421,176,694, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of average daily net assets, and 0.90% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. For the six months ended April 30, 2000, the fees pursuant to the Agreement amounted to $7,129,351. This was equivalent to an annualized effective rate of 1.01% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 2000, the amount charged by SSC aggregated $774,298, of which $61,918 was unpaid at April 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 2000, the amount charged by STC aggregated $38,099, of which $68,867 was unpaid at April 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and

                     27 | Scudder Greater Europe Growth Fund
maintaining the portfolio and general accounting records for the Fund. For the six months ended April 30, 2000, the amount charged by SFAC aggregated $194,694, of which $32,833 was unpaid at April 30, 2000.

The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, Directors' fees and expenses aggregated $18,975. In addition, a one-time fee of $65,009 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note E. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $32,505 of such costs.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata, based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

                     28 | Scudder Greater Europe Growth Fund

Officers and Directors
--------------------------------------------------------------------------------

 Nicholas Bratt*                                       Irene T. Cheng*
   o  President                                          o  Vice President

 Sheryle J. Bolton                                     Joyce E. Cornell*
   o  Director; Chief Executive Officer,                 o  Vice President
      Scientific Learning Corporation
                                                       Carol L. Franklin*
 William T. Burgin                                       o  Vice President
   o  Director; General Partner,
      Bessemer Venture Partners                        Edmund B. Games, Jr.*
                                                         o  Vice President
 Keith R. Fox
   o  Director; General Partner,                       Joan R. Gregory*
      The Exeter Group of Funds                          o  Vice President

 William H. Luers                                      Ann M. McCreary*
   o  Director; Chairman and President,                  o  Vice President
      U.N. Association of America
                                                       Sheridan P. Reilly*
 Kathryn L. Quirk*                                       o  Vice President
   o  Director, Vice President and
      Assistant Secretary                              Tien-Yu Sieh*
                                                         o  Vice President
 Joan E. Spero
   o  Director; President, Doris Duke                  Shahram Tajbakhsh*
      Charitable Foundation                              o  Vice President

 Paul Bancroft III                                     John Millette*
   o  Honorary Director; Consultant                      o  Vice President and Secretary

 Thomas J. Devine                                      John R. Hebble*
   o  Honorary Director; Consultant                      o  Treasurer

 William H. Gleysteen, Jr.                             Caroline Pearson*
   o  Honorary Director; Consultant;                     o  Assistant Secretary
      Guest Scholar, Brookings Institution

 Wilson Nolen
   o  Honorary Director; Consultant

 Robert G. Stone, Jr.
   o  Honorary Director; Chairman
      Emeritus and Director, Kirby Corporation


 *Scudder Kemper Investments, Inc.

                     29 | Scudder Greater Europe Growth Fund

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


                     30 | Scudder Greater Europe Growth Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                     31 | Scudder Greater Europe Growth Fund

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.



                     32 | Scudder Greater Europe Growth Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291



                     33 | Scudder Greater Europe Growth Fund

Notes
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Notes
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

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

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Notes
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Notes
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
About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [ZURICH LOGO] Zurich Financial Services Group